EXHIBIT 10.1

                            AMENDMENT


     This AMENDMENT, dated as of September 4, 2002 (this "Amendment"), is made to that certain Credit Agreement, dated as of September 5, 2001 (the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), SUNTRUST BANK, as administrative agent (the "Administrative Agent"), and certain lenders party thereto (the "Lenders").

                     PRELIMINARY STATEMENT:

     The Borrower, the Lenders and the Administrative Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION  2.      Amendment.  Section 10.01(e) of the  Credit
Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in its entirety as follows:

     "(e) INTENTIONALLY OMITTED; or"

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above when each of the following conditions shall have been fulfilled:

          (i) the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

          (ii) all of the Guarantors shall have executed and delivered the consent to this Amendment in substantially the form of Exhibit A attached hereto;

          (iii) the Administrative Agent shall have received evidence that the commitments of the lenders under the 364-Day Credit
     Agreement, dated as of September 5, 2001, among the Borrower, the lenders party thereto and SunTrust Bank, as agent for such lenders, have been terminated and the obligations thereunder have been paid in full; and

(iv) the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the date of effectiveness of this Amendment as though made on and as of such date.
     SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                BUCKEYE PARTNERS, L.P., as
                                Borrower

                                By  BUCKEYE PIPE LINE
                                COMPANY,
                                  its general partner

                                  By
                                    Name:
                                    Title:



                                SUNTRUST BANK, as
                                Administrative Agent and
                                Lender


                                By
                                  Name:
                                  Title:




                              BNP PARIBAS

                              By____________________________
                              Name:
                              Title:

                              By____________________________
                              Name:
                              Title:


                              CITIBANK, N.A.

                              By____________________________
                              Name:
                              Title:


                              FLEET NATIONAL BANK

                              By ____________________________
                              Name:
                              Title:


                              THE FUJI BANK, LIMITED

                              By____________________________
                              Name:
                              Title:


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED
                              New York Branch

                              By___________________________
                              Name:
                              Title:




                              NATIONAL AUSTRALIA BANK LTD.

                              By___________________________
                              Name:
                              Title:

                              THE SANWA BANK LIMITED

                              By__________________________
                              Name:
                              Title:

                              SUMITOMO MITSUI BANKING CORPORATION

                              By__________________________
                              Name:
                              Title:

                              JPMORGAN CHASE BANK

                              By__________________________
                              Name:
                              Title:

                            EXHIBIT A

                         FORM OF CONSENT


                 Dated as of September __, 2002



     The undersigned, [NAME OF GUARANTOR] (the "Company"), as guarantor under the Guaranty, dated as of September 5, 2001, made by the Company to SunTrust Bank, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") party to the Credit Agreement, dated as of September 5, 2001 (the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), the
Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the Amendment, dated as of September 4, 2002 (the "Amendment"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder",
"thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                         [NAME OF GUARANTOR]


                         By
                           Name:
                           Title:



                         AMENDMENT NO. 2


     This AMENDMENT NO. 2, dated as of June 12, 2003 (this "Amendment"), is made to that certain Credit Agreement, dated as of September 5, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), SUNTRUST BANK, as administrative agent (the "Administrative Agent"), and certain lenders party thereto (the "Lenders").

                     PRELIMINARY STATEMENT:
     The Borrower, the Lenders and the Administrative Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2.     Amendments.

     (a) Section 9.03 of the Credit Agreement is hereby amended by deleting such Section 9.03 in its entirety and replacing it with the following:

          Section 9.03   Investments, Loans and Advances.

                The Borrower will not and will not cause or permit any Guarantor or any Restricted Subsidiary to make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

           (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;

           (b) accounts receivable arising in the ordinary course of business;

           (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

           (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's;

           (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively;

           (f)   deposits  in money market  funds  investing
     exclusively     in     investments     described     in
     Section 9.03(c), 9.03(d) or 9.03(e);

           (g) investments, loans or advances made in or to the Borrower or any Restricted Subsidiary that has executed a Guaranty;

           (h) investments, loans or advances in or to any Person (other than the Borrower or any Restricted Subsidiary that has executed a Guaranty) not to exceed $100,000,000 in the aggregate at any time outstanding; and

           (i) other investments, loans and advances in or to any Person made with equity of the Borrower or with other consideration, including cash, not to exceed the amount of net proceeds received by the Borrower from an equity offering occurring substantially concurrent therewith.

     (b)  The Credit Agreement is hereby amended by replacing Schedule
9.03 in its entirety with Schedule 9.03 attached hereto.

     (c) The Credit Agreement is hereby amended by replacing Exhibit D-1 in its entirety with Exhibit D-1 attached hereto

     (d) The Credit Agreement is hereby amended by replacing Exhibit D-2 in its entirety with Exhibit D-2 attached hereto.

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above when each of the following conditions shall have been fulfilled:

          (i) all conditions precedent set forth in Article VI of the Credit Agreement shall have been satisfied or waived;

          (ii) the Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

          (iii) all of the Guarantors shall have executed and delivered the consent to this Amendment in substantially the form of Exhibit A attached hereto; and

          (iv) the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the date of effectiveness of this Amendment as though made on and as of such date.

     SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                BUCKEYE PARTNERS, L.P., as
                                Borrower

                                By  BUCKEYE PIPE LINE
                                COMPANY,
                                  its general partner

                                  By
                                    Name:
                                    Title:



                                SUNTRUST BANK, as
                                Administrative Agent and
                                Lender


                                By
                                  Name:
                                  Title:




                              BNP PARIBAS

                              By____________________________
                              Name:
                              Title:

                              By____________________________
                              Name:
                              Title:

                              CITIBANK, N.A.

                              By____________________________
                              Name:
                              Title:

                              THE FUJI BANK, LIMITED

                              By ____________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK

                              By ____________________________
                              Name:
                              Title:

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED

                              By____________________________
                              Name:
                              Title:

                              NATIONAL AUSTRALIA BANK LTD.

                              By___________________________
                              Name:
                              Title:




                              THE SANWA BANK LIMITED

                              By__________________________
                              Name:
                              Title:

                              SUMITOMO MITSUI BANKING CORPORATION

                              By__________________________
                              Name:
                              Title:


                          EXHIBIT A

                       FORM OF CONSENT


                  Dated as of June 12, 2003



     The undersigned, [NAME OF GUARANTOR] (the "Company"), as guarantor under the Guaranty, dated as of September 5,
2001, made by the Company to SunTrust Bank, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") party to the Credit Agreement, dated as of September 5, 2001 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), the Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the Amendment No. 2, dated as of June 12, 2003 (the "Amendment"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                         [NAME OF GUARANTOR]


                         By
                           Name:
                           Title:







                         AMENDMENT NO. 3


     This AMENDMENT NO. 3, dated as of June 27, 2003 (this "Amendment"), is made to that certain Credit Agreement, dated as of September 5, 2001 (as amended, the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), SUNTRUST BANK, as administrative agent (the "Administrative Agent"), and certain lenders party thereto (the "Lenders").

                     PRELIMINARY STATEMENT:
     The Borrower, the Lenders and the Administrative Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2.     Amendments.

     Section  9.01 of the Credit Agreement is hereby  amended  by
(i) deleting the "and" at the end of clause (g), (ii) replacing the "." at the end of clause such (h) with "; and" and (iii) inserting the following as a new clause (i):

           (i) Debt under that certain Indenture, entered into in July, 2003, by and among the Borrower and SunTrust Bank, as Trustee, as amended and supplemented from time to time.

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above when the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment, and all Guarantors shall have executed and delivered the consent to this Amendment in substantially the form of Exhibit A attached hereto.

     SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                              BUCKEYE PARTNERS, L.P., as
                              Borrower

                              ByBUCKEYE PIPE LINE COMPANY,
                                its general partner

                                By
                                  Name:
                                  Title:



                              SUNTRUST BANK, as Administrative
                              Agent and Lender


                              By
                                Name:
                                Title:


                              BNP PARIBAS


                              By____________________________
                              Name:
                              Title:

                              By____________________________
                              Name:
                              Title:

                              CITIBANK, N.A.

                              By____________________________
                              Name:
                              Title:

                              THE FUJI BANK, LIMITED


                              By ____________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK

                              By____________________________
                              Name:
                              Title:

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED


                               By__________________________
                               Name:
                               Title:


                               NATIONAL AUSTRALIA BANK LTD.


                               By___________________________
                               Name:
                               Title:

                               THE SANWA BANK LIMITED


                               By__________________________
                               Name:
                               Title:

                               SUMITOMO MITSUI BANKING
                               CORPORATION


                               By__________________________
                               Name:
                               Title:




                       JPMORGAN CHASE BANK


                       By__________________________
                       Name:
                       Title:

                          EXHIBIT A

                       FORM OF CONSENT


                  Dated as of July 27, 2003



     The undersigned parties (each, a "Company"), as guarantor under the Guaranty, dated as of September 5, 2001, made by the Company to SunTrust Bank, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") party to the Credit Agreement, dated as of September 5, 2001 (the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), the Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the Amendment No. 3, dated as of June 27, 2003 (the "Amendment"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                         [NAMES OF GUARANTOR]


                         By
                           Name:
                           Title:







                         AMENDMENT NO. 4


     This AMENDMENT NO. 4, dated as of September 3, 2003 (this "Amendment"), is made to that certain Credit Agreement, dated as of September 5, 2001 (as amended, the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), SUNTRUST BANK, as administrative agent (the "Administrative Agent"), and certain lenders party thereto (the "Lenders").

                     PRELIMINARY STATEMENT:
     The Borrower, the Lenders and the Administrative Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2.     Amendments.

     (a)  Section 1.01 of the Credit Agreement is hereby amended by
deleting   the   definitions  of  "EBITDA",   "Indenture",   Note
Agreement, "Other Agreement" and "Senior Notes" and inserting in lieu thereof the following new definitions:

          "EBITDA" shall mean for any Person for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income for such period: interest, taxes, depreciation, depletion, amortization and GP Incentive Compensation Payments; provided, however, with respect to the Borrower, if during any period the Borrower acquires any Person and such Person becomes a Restricted Subsidiary or the Borrower acquires all or substantially all of the assets of any Person, the EBITDA attributable to such Person or assets for such period determined on a pro forma basis (which determination, in each case, shall be subject to the approval of the Required Lenders, not to be unreasonably withheld) may be included in EBITDA for the calculation of the Funded Debt Ratio.

          "Indenture" shall mean that certain Indenture, dated as of July 10, 2003, between the Borrower and SunTrust Bank, as Trustee, as amended and supplemented from time to time.

          "Note Agreements" shall mean each of (i) the Underwriting Agreement, dated July 7, 2003, among the Borrower, BPLC and J.P. Morgan Securities Inc. and (ii) the Purchase Agreement, dated August 14, 2003, among the Borrower, BPLC and the initial purchasers named therein.

          "Senior Notes" shall mean (i) the 4 5/8% Notes, in the aggregate principal amount of $300,000,000, due 2013 and (ii) the 6 3/4% Notes, in the aggregate principal amount of $150,000,000, due 2033; each issued pursuant to the Indenture.

          "Other Credit Agreement" shall mean the 364-Day Credit Agreement, dated as of September 3, 2003, as amended, modified or supplemented from time to time, among the Borrower, the lenders from time to time parties thereto and SunTrust Bank, as agent for such lenders, and any renewals thereof.

     (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions of "Account Party" and "GP
Incentive   Compensation  Payments"  to  Section  1.01   in   the
appropriate alphabetical order:

           "Account Party" shall mean the Borrower or any Restricted Subsidiary of the Borrower for whose account a Letter of Credit has been issued.

          "GP Incentive Compensation Payments" shall mean the quarterly incentive compensation payments paid to the General Partner by the Borrower pursuant to that certain Second Amended and Restated Incentive Compensation Agreement, dated as of April 23, 2001, as it may be amended from time to time.

     (c) Section 2.01(c) of the Credit Agreement is hereby amended by deleting Section 2.01(c) in its entirety and inserting in lieu thereof the following new Section 2.01(c):

           (c) Letters of Credit. During the period from and including the date hereof to, but excluding, the Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees, on the terms and conditions of this Agreement, to extend credit for the account of any Account Party at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided, however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment and (ii) the Aggregate Revolving Credit Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each Letter of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank, (iii) be for the account of the Account Party named therein and
     (iv) expire not later than the earlier of (A) two years from the date of issuance and (B) five days before the Termination Date.

     (d) Section 2.02(g) of the Credit Agreement is hereby amended by deleting Section 2.02(g) in its entirety and inserting in lieu thereof the following new Section 2.02(g):

           (g) Letters of Credit. The Borrower shall give the Issuing Bank advance notice to be received by the Issuing Bank not later than 11:00 a.m. Atlanta time not less than three Business Days prior thereto of each request for the issuance, and at least three Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder which request shall specify (i) the amount of such Letter of Credit,
     (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended,
     (iii) the duration thereof, (iv) the name and address of the beneficiary thereof, (v) the name of the Account Party on whose behalf the Letter of Credit shall be issued, (vi) the form of the Letter of Credit and
     (vii) such other information as the Agent may reasonably request, all of which shall be reasonably satisfactory to the Agent. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof.

     (e) Section 2.09 of the Credit Agreement is hereby amended by deleting Sections 2.09(a) and (b) in their entirety and inserting in lieu thereof the following new Sections 2.02(a) and (b):

          (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower and the applicable Account Party hereby jointly and severally agree pay to the Agent within two Business Days after notice of any such disbursement is received by the Borrower and such Account Party, the amount of such disbursement (if such payment is not sooner effected as may be required under this Section 2.09 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to
     (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Borrower and
     (ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful
     Rate) for the period from and including the third Business Day following the date of such disbursement to and excluding the date of repayment in full of such disbursed amount. The obligations of the Borrower and each Account Party under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the other Loan Documents; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any of the other Loan Documents; (iii) the existence of any claim, set-off, defense or other rights which the Borrower or any other Account Party may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the other Loan Documents, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

            Notwithstanding any other provision of this Agreement to contrary, in the event that a Letter of Credit is issued on account of an Account Party other than the Borrower, the Borrower agrees that it shall be the primary obligor with respect to any reimbursement obligations arising under such Letter of Credit, and that any payments made by the Borrower to the Agent in respect of such reimbursement obligations shall be deemed to be a contribution of the amount of such payment to the capital of the applicable Account Party by the Borrower of a like amount, followed by a payment of such reimbursement obligations in a like amount, and will be paid by the Borrower directly to the Agent solely to avoid the inefficiency of multiple transfers of funds.

           Notwithstanding anything in this Agreement to the contrary, neither the Borrower nor any Account Party will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except (i) where the Borrower, any Account Party or any Subsidiary of the Borrower actually recovers the proceeds for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct or (ii) in cases where the Agent makes payment to the named beneficiary of a Letter of Credit.

           (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to
     Section 2.07(b) or upon the Termination Date, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank, the Agent and the Lenders as of the date of any such occurrence; and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any other Account Party may now or hereafter have against any such beneficiary, the Issuing Bank, the Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Issuing Bank on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby grants to and by its deposit with the Agent grants to the Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, or the other Loan Documents, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

     (f) Section 9.01 of the Credit Agreement is hereby amended by deleting Sections 9.01(d) and (i) in their entirety and inserting in lieu thereof the following new Sections 9.01(d) and (i):

           (d) Debt of the Borrower and the Restricted Subsidiaries requiring no scheduled principal payments (whether at stated maturity or by virtue of scheduled amortization, required prepayment or redemption) due until at least one year after the Termination Date and issued under the Indenture or otherwise under agreements containing covenants no more restrictive to the Borrower or the Restricted Subsidiaries, as the case may be, than the covenants contained in this Agreement;

          (i)  RESERVED.

     (g)  Section 9.02 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of clause (c), (ii) replacing the "." at the end of clause (d) with "; and" and (iii) inserting the following as a new clause (e):

           (e) Liens securing the payment of any Debt under the Other Credit Agreement so long as the Debt hereunder is secured and ranks at all times at least pari passu with such Debt under the Other Credit Agreement.

     (h) Section 12.15 of the Credit Agreement is hereby amended by adding the following new sentence to the end thereof:

          Notwithstanding any conditions of confidentiality imposed by this Section 12.15, each party hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to any such party relating to such U.S. tax treatment or U.S. tax structure.


     (i) The Credit Agreement is hereby amended by replacing Exhibit D-2 in its entirety with Exhibit D-2 attached hereto.

(j)  The Credit Agreement is hereby amended by replacing
Schedules 7.02, 7.14, 7.22, 9.01, 9.02 and 9.03 in their entirety with Schedules 7.02, 7.14, 7.22, 9.01, 9.02 and 9.03 attached hereto.
     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above when the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment, and all Guarantors shall have executed and delivered the consent to this Amendment in substantially the form of Exhibit A attached hereto.

     SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Credit Documents", "thereunder" and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.


          [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                              BUCKEYE PARTNERS, L.P., as
                              Borrower

                              ByBUCKEYE PIPE LINE COMPANY,
                                its general partner

                                By  STEPHEN C. MUTHER
                                  Name: Stephen C. Muther
                                       Title:  Sr. V.P. Admin.,
                                        General Counsel and
                                        Secretary



                              SUNTRUST BANK, as Administrative
                              Agent and Lender


                              By  DAVID J. EAGLE
                                Name:   David J. Eagle
                                Title:  Director


                              BNP PARIBAS


                              By EVAN R. SWANN________________
                              Name:  Evan R. Swann
                              Title:  Director

                              By_GREG SMOTHERS ______________
                              Name:  Greg Smothers
                              Title:  Vice President

                              CITIBANK, N.A.

                              By_JORONNE JETER_______________
                              Name: Joronne Jeter
                              Title:  Attorney-in-Fact

                              THE FUJI BANK, LIMITED


                              By ____________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK

                              By_JILL A. CALABRESE BAIN_
                              Name:  Jill A. Calabrese Bain
                              Title:  Director

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED


                               By__________________________
                               Name:
                               Title:


                               NATIONAL AUSTRALIA BANK LTD.


                               By_TOM CRONIN____________
                               Name: Tom Cronin
                               Title:  Director

                               UFJ BANK LIMITED


                               By__L.J. PERENYI___________
                               Name: L.J. Perenyi
                               Title:  Vice President

                               SUMITOMO MITSUI BANKING
                               CORPORATION


                               By__________________________
                               Name:
                               Title:




                       JPMORGAN CHASE BANK


                       By_LEE P. BRENNAN_____________
                       Name: Lee P. Brennan
                       Title:  Vice President

                            EXHIBIT A

                         FORM OF CONSENT


                  Dated as of September 3, 2003



     The undersigned parties (each, a "Company"), as guarantor under the Guaranty, dated as of September 5, 2001, made by the Company to SunTrust Bank, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") party to the Credit Agreement, dated as of September 5, 2001 (the "Credit Agreement"), among BUCKEYE PARTNERS, L.P. (the "Borrower"), the
Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the Amendment No. 4, dated as of September 3, 2003 (the "Amendment"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder",
"thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                         [NAMES OF GUARANTOR]


                         By
                           Name:
                           Title:

                           EXHIBIT D-2

                    UNRESTRICTED SUBSIDIARIES
                      AS OF THE DATE HEREOF




                  WesPac Pipelines - Austin LLC
                 WesPac Pipelines - Memphis LLC
                   WesPac Pipelines - Reno LLC
                WesPac Pipelines - San Diego LLC
                 WesPac Pipelines - San Jose LLC
                      Buckeye Telecom, L.P.
                Buckeye Products Pipe Line, L.P.
                   Gulf Coast Pipe Line, L.P.
              Gulf Coast / Products GP Holding, LLC
                 Gulf Coast / Products Holding,